U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 19, 2006



                        GLOBAL IMMUNE TECHNOLOGIES, INC.
             (Exact Name of registrant as specified in its Charter)




         Wyoming                       0-30520
-------------------------         -------------------        -------------------
(State of Incorporation)          Commission File No.        (IRS Employer
                                                             Identification No.)



1518 West Hastings St., Vancouver, B.C. Canada                     V6G 3J4
----------------------------------------------               -------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, ( 604 )   351  -  9443
                                -----   -----    ----


                     (Registrant's former name and address)

                            Secureview Systems, Inc.
                          TH B-1199 Marinaside Crescent
                                 Vancouver, B.C.
                                 Canada V6Z 2Y2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Proposed Business Combination Transaction
-----------------------------------------

On July 19, 2006, the Company entered into a securities exchange agreement with MediPri Limited, Primemedical International, Ltd.("MedPri")and Medical Monitors, ("MML"). Under the terms of the agreement, the Company agreed to issue Primemedical International, Ltd.("PML") the following securities:

(a) a total of 74,000,000 common shares;

(b) a total of 7,400,000 share purchase warrants where each warrant represents the right to purchase one common share of the Company at a price of $0.50 USD for a period of five years from the date of the Agreement;

(c) A promissory note in the amount of $10,000,000 payable automatically and without demand on the third anniversary of the date of the Agreement. This promissory note is to be non-interest bearing and convertible into common shares of the Company at the holder's option at any time prior to the maturity date, the conversion amount is to be at a price equal to eighty-five percent of the average closing price of the Company's common shares over the five business days immediately preceding the date of the conversion. At no time shall such conversion price be less than $0.40USD or greater than $1.00 USD;

(d) A promissory note issued to Medical Monitors, Limited in consideration for intellectual property, bearing no interest, in the principle amount of $4,000,000 USD, payable automatically and without demand on the first anniversary of the date of this agreement. Such note shall be convertible into common shares of the Company at the holder's option at any time prior to the maturity date, such conversion to be at a price equal to eighty-five percent of the average closing price of the Company's common shares over the immediately preceding five business days. At no time shall such conversion price be less than $0.40 USD or greater than $1.00 USD. In exchange for the issuance by the Company to PML of the Company's shares, warrants, and promissory notes, PML shall assign and convey to the Company all of its interest in 58,302,000 shares of common stock of MedPri. Such shares are to constitute all of the outstanding capital stock of MedPri.

This is a pending transaction and subject to the various performance obligations of the parties.

Item 4.01 Changes in Registrant's Certifying Accountant


Pursuant to Item 304 of Regulation S-B the registrant states:

(a) (1)  (i)  On  July  19,  2006  the   Registrant's   certifying   independent
accountant, Smythe Ratcliffe, LLP resigned.

         (ii) The financial statements reported on by Smythe Ratcliffe, LLP were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and interim periods, with the exception that Smythe Ratcliffe, LLP did issue a going concern opinion which appears Note 2 of the Company's financial statements which are a part of the Form 20-F Annual Report for the period ending March 31, 2005;

         (iii) Not Applicable.

         (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, internal controls or auditing scope or procedure during the past two fiscal years and interim periods, including the interim period up through the date the relationship ended.

             (B) Not applicable;

             (C) Not applicable;

             (D) Not applicable; and

             (E) Not applicable.

(2) On July 19, 2006, we engaged a replacement independent registered accountant firm named James Stafford Chartered Accountants ("Stafford"), Suite 350, 1111 Melville St., Vancouver, B.C., Canada V6E 3V6, as the Company's new registered independent public accounting firm to audit the Company's financial statements for the year ended March 31, 2007. Pursuant to SEC Release 34-42266, Stafford will also review the Company's financial statements to be reported in Quarterly Reports on Form 10-QSB, commencing with the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006.

         The Company did not consult with Stafford at any time prior to July 19, 2006, including the Company's two most recent fiscal years ended March 31, 2006 and 2005, and the subsequent interim periods through the date of this Report, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events set forth in Item 304(a)(2)(I) and (ii) of Regulation S-B.

                  (i) Not applicable; and

                  (ii) Not applicable.

         (3) The Registrant has provided to Smythe Ratcliffe, LLP, its former independent certifying accountant, a copy of the disclosures contained in this
Item 4 and the Registrant has requested a letter from Smythe Ratcliffe, LLP, addressed to the Commission, confirming the statements made by the Registrant in this Item 4.01. A copy of such letter is attached hereto.

(b)      Not applicable.


Item 9.01 Financial Statements and Exhibits

         (c)      Index to Exhibits.


         Exhibit Number                    Description


         10                Securities Exchange Agreement

         16 Letter from Smythe Ratcliffe, LLP pursuant to Item 304(a)(3) of Regulation S-B

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Global Immune Technologies, Inc.
Dated: December 13, 2006
                                                 /s/ Donald Perks
                                                --------------------------------
                                                By: Donald Perks
                                                Title: President